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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 LEUKOSITE, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                                      04-3173859
(State of Incorporation or Organization)               (I.R.S. Employer
                                                       Identification no.)

215 First Street, Cambridge, Massachusetts                     02142
(Address of principal executive offices)                     (zip code)

       If this Form relates to the                   If this Form relates to the
       registration of a class of debt               registration of a class of debt
       securities and is effective upon filing       securities and is to become effective
       pursuant to General                           simultaneously with the
       Instruction A(c)(1) please check              effectiveness of a concurrent
       the following box. [ ]                        registration statement under the
                                                     Securities Act of 1933 pursuant to
                                                     General Instruction A(c)(2) please
                                                     check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

 Title of Each Class                             Name of Each Exchange on Which
 to be so Registered                             Each Class is to be Registered
                                      None.

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


        The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 27, 1997 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.



ITEM 2.  EXHIBITS


        1. The Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

        2. The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.4 to the Registration Statement.

        3. A specimen copy of the certificate representing shares of the Registrant's Common Stock is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.
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                                    SIGNATURE


        Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       LEUKOSITE, INC.



                                       By: /s/ Augustine Lawlor
                                           ---------------------------------
                                           Augustine Lawlor
                                           Vice President, Corporate
                                           Development and Chief
                                           Financial Officer


Date:  June 27, 1997